                	   POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					 /s/ Calvin N. Clyde, Jr.

					Calvin N. Clyde, Jr.
					Director

Date:    4-14-98

                        	POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					  /s/ Robert C. Connor
					Robert C. Connor
					Director

Date:		4/16/98

                      	POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					  /s/ Will D. Davis
					Will D. Davis
					Director

Date:		4/14/98

                      	POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					 /s/ Alex Dillard
					Alex Dillard
					Director

Date:		4/16/98

	                     POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					 /s/ Mike Dillard
					Mike Dillard
					Director

Date:		4/14/98

	                      POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					   /s/ William Dillard
					William Dillard
					Director

Date:		4-16-98

                     	POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					 /s/ William Dillard II
					William Dillard, II
					Director

Date:		4-14-98

	                     POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					  /s/ Drue Corbusier
					Drue Corbusier
					Director

Date:		4-16-98

	                         POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					  /s/ William H. Sutton
					William H. Sutton
					Director

Date:		4-16-98

	                        POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					 /s/ John Paul Hammerschmidt
					John Paul Hammerschmidt
					Director

Date:		4/14/98

                      	POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					 /s/ William B. Harrison, Jr.
					William B. Harrison, Jr.
					Director

Date:		4/14/98

	                        POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					 /s/ J. T. Stephens
					Jackson T. Stephens
					Director

Date:		4-16-98

	                     POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					 /s/ John H. Johnson
					John H. Johnson
					Director

Date:		4-14-98

	                     POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $300,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


					 /s/ E. Ray Kemp, Jr.
					E. Ray Kemp, Jr.
					Director

Date:		4-15-98